BUSINESS COMBINATION	12 Months Ended
Mar. 31, 2015
BUSINESS COMBINATION
BUSINESS COMBINATION

2.     BUSINESS COMBINATION

On August 28, 2014, the Company acquired TechLaw Solutions, Inc. (“TechLaw”), which conducts eDiscovery business in the U.S., from TechLaw Holdings, Inc. This acquisition was completed by acquiring all of 10 thousand issued and outstanding shares of TechLaw for ¥891,575 thousand in cash. There are no future contingent payments. This business combination was accounted for using the acquisition method. The Company has completed its initial measurements of the fair values of the assets acquired, including customer relationships, and liabilities assumed as of the acquisition date.

The Company allocates the fair value of purchase consideration to assets acquired and liabilities assumed based on their estimated fair value. The Company engaged an independent third-party appraisal firm to assist us in determining the fair values of assets acquired and liabilities assumed. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recognized as goodwill.

The Company believes that the ties between the Company, having advanced technology and innovative products and services, and TechLaw with its strong reputation and sales channel in the U.S., will result in a more efficient expansion of the Company’s business, especially in the U.S. The Company will also be able to more easily understand the needs of customers in the U.S. market, which will enable the Company to optimize its investment into research and development to develop new products and services. Further, the Company believes that it will be able to improve its corporate value as a whole by positively promoting the sharing and use of management resources such as connecting TechLaw’s customers and know-how to the Company’s technology, products and/or services. Goodwill is mainly attributable to the synergies expected to arise from this acquisition. Total amount of goodwill expected to be deductible for tax purpose is apporximately ¥166 million.

The following table summarizes the final allocation of the purchase price based on the fair values of the assets acquired and liabilities assumed relating to TechLaw on August 28, 2014.

Thousands of Yen

Trade accounts receivable	¥264,809
Prepaid expense	72,431
Property and equipment	57,805
Other intangible assets	384,626
Other	9,692

Total assets acquired	789,363

Current liabilities	48,669

Total liabilities assumed	48,669

Total identified net assets	740,694

Goodwill	150,881

Purchase price	¥891,575

Acquisition related costs incurred and expensed during the year ended March 31, 2015 were ¥87,803 thousand.

The following table provides revenues and net loss attributable to TechLaw which were included in the Company’s consolidated statement of income for the year ended March 31, 2015.

Thousands of Yen

Revenues	¥963,666
Loss before income taxes	15,438

Unaudited pro forma information

The following table provides unaudited pro forma results of operations of TechLaw for the years ended March 31, 2014 and 2015, as if TechLaw had been acquired on April 1, 2013. Such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the acquisition been completed on the dates indicated, nor are they indicative of the future operating results of the acquired company. The pro forma information does not give effect to any potential revenue enhancements, cost synergies or other operating efficiencies that could result from the acquisition (other than those realized subsequent to the August 28, 2014 acquisition date).

	Thousands of Yen
	2014	2015
Revenues	¥804,075	¥1,330,741
Income (loss) before income taxes	(181,521)	(97,211)

	Yen

	2014	2015

Pro forma basic net loss per share	¥(5.3)	¥(2.7)
Pro forma diluted net loss per share	(5.2)	(2.7)